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                       Supplement dated January 31, 2000
   to Prospectus dated May 1, 1999, as supplemented through October 8, 1999 of

                            Mid Cap Value Portfolio

                                 Portfolio of

               Morgan Stanley Dean Witter Universal Funds, Inc.
                                 P.O. Box 2798
                             Boston, Massachusetts
                                  02208-2798

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    The Prospectus is hereby amended and supplemented to reflect a change in the Portfolio's management. Chris Leavy no longer serves as a Portfolio Manager to the Mid Cap Value Portfolio. Vitaly V. Korchevsky now shares primary responsibility for managing the assets of the Mid Cap Value Portfolio. Accordingly, the paragraph under "Portfolio Managers" on page 4 is hereby deleted and replaced with the following:

  MID CAP VALUE PORTFOLIO
  William B. Gerlach, Gary G. Schlarbaum, Bradley S. Daniels and Vitaly V. Korchevsky
  William B. Gerlach, a Principal of Morgan Stanley, joined MAS in 1991. Mr. Gerlach served as a Research Associate from 1991 to 1996 and has served as an Equity Portfolio Manager since 1996. He joined the management team for the MAS Funds Small Cap Value and Mid Cap Value Portfolios in 1996. Mr. Gerlach served as a Programmer in Applications Software Development at Alphametrics Corporation from 1987 through 1991 and as a Data Analyst and Inflation Economist at Wharton Econometric Forecasting Associates from 1984 through 1987. He holds a B.A. in Economics from Haverford College. Gary G. Schlarbaum, a Managing Director of Morgan Stanley and Director of MAS Fund Distribution, Inc., joined MAS in 1987. He assumed responsibility for the MAS Funds Equity and Small Cap Value Portfolios in 1987, the MAS Funds Balanced Portfolio in 1992 and the MAS Funds Multi-Asset-Class and Mid Cap Value Portfolios in 1994. Mr. Schlarbaum holds a B.A. degree from Coe College and a Ph.D. from the University of Pennsylvania. Bradley S. Daniels, a Principal of Morgan Stanley, joined MAS in 1985 and joined the management team for the MAS Funds Small Cap Value Portfolio in 1986 and the Mid Cap Value Portfolio in 1994. He holds a B.A. degree in Mathematics from the University of Pennsylvania and an M.B.A. from The Wharton School of the University of Pennsylvania. Vitaly V. Korchevsky, a Vice President of Morgan Stanley, joined MAS as a Portfolio Manager in 1999 and the management team of the MAS Funds Mid Cap Value and Small Cap Value Portfolios in 2000. He served as an Analyst/Portfolio Manager for Gardner Lewis Asset Management from 1998 to 1999, and as a Portfolio Manager for Crestar Asset Management Co. from 1995 to 1998. Mr. Korchevsky holds a B.A. degree from Sukhumi University, Sukhumi, Georgia, a M.Div. degree from Regent University and an M.B.A. from Regent University. Messrs. Gerlach, Schlarbaum and Daniels have had primary responsibility for managing the Portfolio since its inception. Mr. Korchevsky has shared primary responsibility for managing the Portfolio since January 2000.

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              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE